UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 29, 2012

Carrols Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33174	16-1287774
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

968 James Street, Syracuse, New York	13203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (315) 424-0513

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Explanatory Note

As previously reported on a Current Report on Form 8-K filed by Carrols Restaurant Group, Inc. (the “Company”) with the Securities and Exchange Commission on June 1, 2012 (the “Initial Form 8-K”), on May 30, 2012 the Company completed the acquisition of 278 of Burger King Corporation’s company-owned Burger King® restaurants.

This Form 8-K/A is being filed to amend Item 9.01 of the Initial Form 8-K. This amendment provides the unaudited pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the Initial Form 8-K pursuant to applicable regulation.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(b)	Pro Forma Financial Information

The required pro forma financial information of the Company as of and for the three month period ended April 1, 2012 and the fiscal year ended January 1, 2012 is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

(d)	Exhibits

99.1	Pro forma financial information of the Company as of and for the three month period ended April 1, 2012 and the fiscal year ended January 1, 2012.